[LOGO] AllianceBernstein(SM)          THE ALLIANCE ASSET ALLOCATION FUNDS
Investment Research and Management   -Alliance Conservative Investors Fund
                                      (the "Fund")

Supplement Dated May 1, 2003 to the Prospectus Dated September 1, 2002 of the Alliance Asset Allocation Funds.

This Supplement supersedes certain information contained in the Prospectus.

Fees and Expenses of the Funds

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) and Examples

The following table replaces the Annual Fund Operating Expenses and Examples table for the Alliance Conservative Investors Fund.

Alliance Conservative
Investors Fund                     Class A          Class B            Class C
-------------------------------------------------------------------------------
Management fees                      0.75%            0.75%             0.75%

Distribution (12b-1 fees)             .30%            1.00%             1.00%

Other expenses                        .65%             .63%              .64%
                                    ------           ------            ------
Total Fund operating
expenses                             1.70%            2.38%             2.39%
                                    ------           ------            ------
Waiver and/or Expense
Reimbursement(a)(d)                 (0.15)%          (0.13)%           (0.14)%
                                    ------           ------            ------
Net Expenses(a)(d)                   1.55%            2.25%             2.25%
                                    ======           ======            ======

                         Class A   Class B*    Class B**  Class C*  Class C**
-------------------------------------------------------------------------------
After one year(d)         $   576  $   628     $   228      $   328   $   228
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After three years(b)(d)   $   924  $   930     $   730      $   732   $   732
-------------------------------------------------------------------------------
After five years(b)(d)    $ 1,295  $ 1,259     $ 1,259      $ 1,263   $ 1,263
-------------------------------------------------------------------------------
After ten years(b)(d)     $ 2,336  $ 2,537(c)  $ 2,537(c)   $ 2,716   $ 2,716
-------------------------------------------------------------------------------

*   Assumes redemption at the end of period.
**  Assumes no redemption at end of period.
(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.
(b) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.
(c) Assumes Class B shares convert to Class A shares after eight years.
(d) Restated to reflect the extent to which Alliance has agreed to waive management fees and/or bear Fund expenses through the fiscal year ending April 30, 2004, effective as of May 1, 2003.